Deferred Compensation and Retirement Plans - Schedule of Medical and Life Insurance, Expected To Be Paid (Details) - Medical And Life Insurance Benefits - Hay Group $ in Thousands	Apr. 30, 2026 USD ($)
Defined Benefit Plan Disclosure [Line Items]
2027	$ 489
2028	454
2029	429
2030	405
2031	381
2032-2036	$ 1,547